EXHIBIT (j)
                                                                     -----------


                         CONSENT OF INDEPENDENT AUDITORS




The Board of Trustees and Shareholders
Horace Mann Mutual Funds:

We consent to the use of our report incorporated by reference herein and to the references to our Firm above the headings "Financial Highlights" in the Prospectus and "Other Services--Independent Auditors" in the Statement of Additional Information.


/s/ KPMG LLP
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Chicago, Illinois
April 28, 2004